UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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IMPORTANT NOTICE Regarding the Availability of Proxy Materials

Meeting Information
FRANKLIN RESOURCES, INC.		Meeting Type: Annual Stockholder Meeting
For holders as of: January 19, 2010
Date: March 16, 2010 Time: 10:00 a.m. PT
	Location:	H.L. JAMIESON AUDITORIUM
ONE FRANKLIN PARKWAY, BUILDING 920
SAN MATEO, CA 94403
Directions: Visit our website at:
www.franklintempleton.com/retail/pages/generic_content/
global_nav/contact_us/pub/offices_us.jsf
You are receiving this communication because you hold shares in the above named company.
ONE FRANKLIN PARKWAY SAN MATEO CA, 94403

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
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NOTICE AND PROXY STATEMENT	ANNUAL REPORT

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Voting Items
The Board of Directors recommends you vote
FOR the following proposals:

1.

To elect 12 directors to the Board of Directors to hold office until the next annual meeting of stockholders or until that person’s successor is elected and qualified or until his or her earlier death, resignation, retirement, disqualification or removal.

Nominees: 1a. Samuel H. Armacost 1b. Charles Crocker	2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2010.
1c. Joseph R. Hardiman 1d. Robert D. Joffe 1e. Charles B. Johnson 1f. Gregory E. Johnson 1g. Rupert H. Johnson, Jr.	3.

To submit for stockholder approval for purposes of complying with the requirements of Section 162(m) of the Internal Revenue Code, an amendment and restatement of the Company’s 2002 Universal Stock Incentive Plan revising the performance measures applicable to performance-based awards.

1h. Thomas H. Kean 1i. Chutta Ratnathicam 1j. Peter M. Sacerdote 1k. Laura Stein 1l. Anne M. Tatlock	4.	To transact such other business that may properly be raised at the Annual Meeting or any adjournments or postponements of the Annual Meeting.